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                                                                   EXHIBIT 10.32


                        GAMMA PRECISION TECHNOLOGY, INC.

                             1998 STOCK OPTION PLAN


        1. Purposes. Gamma Precision Technology, Inc. (the "Company") has adopted this Plan to enhance the interest and concern of the Company's employees, officers, directors and consultants in the success of the Company by giving them an ownership interest in the Company, and to give them an incentive to continue their service to the Company.

        2. Stock Subject to Plan. The Company shall reserve 1,300,000 shares of a no par value Common Stock (the "Shares") to be issued upon exercise of options which may be granted from time to time under this Plan. As it may from time to time determine, the Board of Directors of the Company (the "Board") may authorize that the shares may be comprised, in whole or in part, of authorized but unissued shares of the Company's Common Stock or of issued shares which have been reacquired. If options granted under this Plan terminate or expire before being exercised in whole or in part, the shares subject to those options which have not been issued may be subjected to options subsequently granted under the Plan.

        3. Administration of the Plan. The Board shall appoint a Stock Option Committee (the "Committee") which shall consist of not fewer than two (2) members of the Board, or, at the election of the Board or if the Board consists of fewer than two directors, may consist of the entire Board, to administer this Plan. Subject to the express provisions of this Plan and guidelines which may be adopted from time to time by the Board, the Committee shall have plenary authority in its discretion (a) to determine the individuals to whom, and the times at which, options are granted, and the number and purchase price of the Shares subject to each option; (b) to determine whether the options granted shall be "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986 (the "Code"), or non-statutory stock options, or both; (c) to interpret the Plan and prescribe, amend and rescind rules and regulations relating to it; (d) to determine the terms and provisions (and amendments thereof) of the respective option agreements subject to Section 6 of the Plan, which need not be identical, including, if the Committee shall determine that a particular option is to be an incentive stock option, such terms and provisions (and amendments thereof) as the Committee deems necessary to provide for an incentive stock option or to conform to any change in any law, regulation, ruling or interpretation applicable to incentive stock options; and
(e) to make any and all determinations which the Committee deems necessary or advisable in administering the Plan. The Committee's determination on the foregoing matters shall be conclusive. The Committee may delegate any of the foregoing authority to the President with respect to options granted to or which are held by non-officers and non-directors.

        4. Persons Eligible. Employees of the Company or its subsidiaries (including officers) may be granted either incentive or non-statutory options. Consultants of the Company and its subsidiaries (including directors) may be granted only non-statutory options, except directors who are also employees, who may be granted either incentive or non-statutory options. For this purpose, "employee" shall conform to the requirements of Section 422A of the Code, and "subsidiary" means subsidiary corporations as defined in Section 424 of the Code.



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        The aggregate fair market value (determined as of the time the option is granted) of the Shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the Company or its parent or subsidiaries) shall not exceed $100,000.

        5. Changes in Capital Structure.

                1. Effect on the Plan. In the event of changes in the outstanding capital stock of the Company by reason of any stock dividend, stock split or reverse split, reclassification, recapitalization, merger or consolidation, acquisition of 80 percent or more of its gross assets or stock, reorganization or liquidation, the Committee and/or the Board shall make such adjustments in the aggregate number and class of shares available under the Plan as it deems appropriate, and such determination shall be final, binding and conclusive.

                2. Effect on Outstanding Options.

                        1. Stock Splits and Like Events. Should a stock dividend, stock split, reverse stock split, or reclassification occur, then the Committee and/or the Board shall make such adjustments in (A) the number and class of shares to which optionees will thereafter be entitled upon exercise of their outstanding options and (B) the price which optionees shall be required to pay upon such exercise, an it in its sole discretion in good faith deems appropriate, and such determination shall be final, binding and conclusive. Such adjustments shall have the effect that the aggregate exercise price paid by, and number and class of shares received by, an optionee who exercises an option subsequent to such occurrence shall be the name an if such optionee had exercised the option immediately prior to such occurrence.

                        2. Recapitalizations. In the event of (A) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company, or (B) a merger or consolidation in which the Company in not the surviving entity, or (C) a merger in which the Company in the surviving entity but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other securities, cash, or other property, then, at the sole discretion of the Board and to the extent permitted by applicable law, options granted under this Plan:

        (1) shall terminate upon such event and may be exercised prior thereto only to the extent such options are then exercisable; or

        (2) shall terminate upon such event, or such date prior to the consummation of the event as the Board may determine, but shall become fully exercisable as to all shares upon the consummation of such event or an such date determined by the Board; or

        (3) shall continue in full force and effect and, if applicable, the surviving entity shall assume such options and/or shall substitute similar options for such options; or

        (4) shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other similar agreement.



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Notwithstanding the above, upon the occurrence of any such event, each optionee shall have such greater rights as may be provided in such optionee's stock option agreement, which at the discretion of the Board and/or Committee, may include any one or more of the above provisions.

                (c) Substitution or Assumption of Options by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of each other company or otherwise, by either (A) granting an option under the Plan in substitution of such other company's award, or (B) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an option granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed option would have been eligible to be granted an option under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424 (a) of the Code) in the event the Company elects to grant a new option rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price.

        6. Terms and Conditions of Options. Each option granted under this Plan shall be evidenced by a stock option agreement (hereinafter called "Agreement") which is not inconsistent with this Plan, and the form of which the Committee and/or Board may from time to time determine, provided that the Agreement shall contain the substance of the following:

        3. Option Price. The option price shall be not less than 100% of the fair market value of the Shares at the time the option is granted, which shall be the date the Committee and/or Board, or its delegate, awards the grant, except in the case of non-statutory stock option granted to employees, in which case the option price shall be not less than 85% of the fair market value of the Shares at the time the option is granted. If the optionee, at the time the option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all the classes of stock of the Company or of its parent or subsidiaries (a "Principal Shareholder"), the option price of either incentive or non-statutory stock options shall be not less than 110% of the fair market value of the Shares at the time the option is granted. The fair market value of the Shares shall be determined and the option price of the Shares met by the Committee and/or Board in accordance with the valuation methods described in Section 20.2031-2 of the Treasury Regulations.

        4. Method of Exercise. At the time of purchase, Shares purchased under options shall be paid for in full either (i) in cash, (ii) at the discretion of the Board with a promissory note secured by the Shares purchased, (iii) at the discretion of the Committee and/or Board, with outstanding stock of the Company at such value an the Board shall determine in its sole discretion to be the fair market value of such stock, or (iv) a combination of promissory note (if permitted pursuant to (ii) above), stock (if permitted pursuant to (iii) above), and/or cash. To the extent that the right to purchase Shares has accrued under an option, the optionee may exercise said option from time to time by giving written notice to the Company stating the number of Shares with respect to which the optionee is exercising the option, and submitting with said notice payment of the full purchase price of said Shares either in cash or, at the discretion of the



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Board and/or Committee an described above, with a promissory note, outstanding stock of the Company, or a combination of cash, promissory note, and/or such stock. As soon an practicable after receiving such notice and payment, the Company shall issue, without transfer or issue tax to the optionee (or other person entitled to exercise the option), and at the main office of the Company or much other place as shall be mutually acceptable, a certificate or certificates representing such Shares out of authorized but unissued Shares or reacquired Shares of its capital stock, as the Board and/or Committee, or its delegate, may elect, for the number of Shares to be delivered. The time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with such procedures as may, in the opinion of counsel to the Company, be desirable in view of federal and state laws, including corporate securities laws and revenue and taxation laws. If the optionee (or other person entitled to exercise the option) fails to accept delivery of any or all of the number of Shares specified in such notice upon tender of delivery of the certificates representing them, the right to exercise the option with respect to such undelivered Shares may be terminated.

        5. Option Term. The Committee and/or Board may grant options for any term, but shall not grant any options for a term, longer than ten (10) years from the date the option to granted (except in the case of an incentive or non-statutory option granted to a Principal Shareholder in which case the term shall be no longer than five (5) years from the date the option is granted). Each option shall be subject to earlier termination as provided in this Section 5 of this Plan.

        6. Exercise of Options. Each option granted under this Plan shall be exercisable on such date or dates, upon or after the occurrence of certain events, or upon or after the achievement of certain performance milestones (which dates may be advanced or which occurrences or achievements may be waived in whole or in part or extended at the discretion of the Committee and/or Board) and during such period and for such number of Shares as shall be determined by the Committee and/or Board. An incentive option granted to a non-officer may not be exercised at any time unless the optionee shall have continuously served, to the extent determined by the Committee and/or Board, as an employee of the Company or its subsidiary throughout a period commencing an the date an option is granted and ending at a specified time no more than three (3) months and no fewer than thirty (30) days before an attempted exercise of the option, and, if applicable, unless the Committee and/or Board shall determine and notify the optionee in writing that certain events have occurred or certain performance milestones have been achieved.

        7. Nonassignability of Option Rights. No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution. During the life of an optionee, the option shall be exercisable only by the optionees.

        8. Effect of Termination of Employment or Death or Disability. In the event the optionee's employment with the Company and its subsidiaries ceases, as determined by the Committee, during the optionee's life for any reason (except disability or death), including retirement, any incentive option or unexercised portion thereof granted to a non-officer optionees which is otherwise exercisable shall terminate unless exercised within a specified period not to exceed three (3) months nor to be fewer than thirty (30) days from the date on which such employment ceased but not later than the date of expiration of the option period. In the event of



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the death or disability of the optionees while employed or within a specified period not to exceed three (3) months nor to be fewer than thirty (30) days from the date on which such employment ceases, any option or unexercised portion thereof granted to the optionees, if otherwise exercisable by the optionee at the date of death or disability, may be exercised by the optionee (or by the optionee's personal representatives, heirs or legatees) at any time prior to the expiration of one year from the date of death or disability of the optionee but not later than the date of expiration of the option period. For purposes of this Plan, "disability" shall be defined as those conditions described in Code
Section 22 (e)(3), and such other conditions as the Committee may reasonably determine constitute a disability.

        9. Rights of Optionee. The optionee shall have no rights as a stockholder with respect to any Shares subject to an option until the date of issuance of a stock certificate to the optionee for such Shares. No adjustment shall be made for dividends or other rights of which the record date is prior to the date such stock certificate is issued. Neither this Plan, nor any action or agreement thereunder, shall confer any rights of employment, any rights to election or retention as an officer or director, or any rights to serve as a Consultant.

        7. Use of Proceeds. The proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

        8. Amendment of Plan. The Board of Directors may at any time amend the Plan, provided that no amendment may affect any then outstanding options or any unexercised portions thereof. In addition, any amendment to the Plan increasing the number of Shares reserved under the Plan, altering the employees or class of employee eligible to be granted incentive stock options under the Plan, causing options granted to employees and intended to be incentive options under the Plan not to qualify as "incentive stock options" under Section 422A of the Code, or amending this Section 8 shall be subject to shareholder approval as shall any amendment which would cause the Plan not to satisfy the conditions of Rule 16b-3 once the Company registers a class of equity securities pursuant to Section 12 of the Securities Exchange Act of 1934.

        9. Financial Information. Whenever the Company provides financial statements, whether audited or unaudited, to all of its shareholders as a group, the Company shall concurrently provide each optionee with a copy of such financial statements. Notwithstanding the foregoing, the Company shall provide each optionee at the end of its fiscal year with a copy of its financial statements, either audited or unaudited, for such fiscal year, within ninety
(90) days after the end of such fiscal year if such person is then an optionee. In connection with such provision, the Company may require the optionee to enter into a nondisclosure agreement; provided, however, that such nondisclosure agreement may not contain provisions which are more stringent than those the Company imposes on its shareholders which are also receiving the financial statements.

        10. Effective Date and Termination of Plan. This Plan was adopted by the Board of Directors on ___________, 199___, and approved by the shareholders on ___________, 199___. The Board may terminate this Plan at any time. If not earlier terminated, the Plan shall terminate on ___________, 2000. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect.



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        This Plan, the granting of any option hereunder, and the issuance of stock upon the exercise of any option, shall be subject to such approval or other conditions as may be required or imposed by any regulatory authority having jurisdiction to issue regulations or rules with respect thereto, including the securities laws of various governmental entities.



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                        GAMMA PRECISION TECHNOLOGY, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


GENERAL OPTION INFORMATION

NAME OF EMPLOYEE:               _________________________________

ADDRESS OF EMPLOYEE:            __________________________

                                __________________________

TOTAL NUMBER OF OPTION SHARES:  _______________

OPTION EXERCISE PRICE:          $_______ per share

DATE OF GRANT:                  ______________, 199__.

OPTION EXPIRATION DATE:         ______________, 19__ (the day after the
                                date ___ years from the Date of Grant).

EXERCISE SCHEDULE:

        Initially, none of the Option Shares shall be exercisable. ___% of the total number of Option Shares shall become exercisable on the first anniversary of _______________ 199__. An additional ___% of the total number of Option Shares shall become exercisable on each monthly anniversary thereafter until the Option is fully vested (so that all of the Option Shares will become exercisable on ______________, ____).

TERMS OF AGREEMENT

        This Incentive Stock Option Agreement (the "Agreement") is made and entered into, as of the Date of Grant indicated above, between Gamma Precision Technology, Inc., a California corporation (the "Company"), and the Employee indicated above, pursuant to the Company's Stock Option Plan (the "Plan"), which reserves for issuance to persons serving the Company and its Subsidiaries as employees and consultants certain shares of the Company's no par value Common Stock (hereinafter called the "Common Stock"). As used in this Agreement, the term "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as that term is defined in Sections 425(f) and (g) of the Internal Revenue Code of 1986 (the "Code").

        The Company desires to carry out the purposes of the Plan by affording the Employee, who is an employee of the Company, an opportunity to purchase shares of Common Stock by means of the grant of an incentive stock option, under the terms and conditions of this Agreement. Accordingly, the Company and the Employee agree as follows:


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        1. GRANT OF OPTION. THE COMPANY HEREBY GRANTS TO THE EMPLOYEE, SUBJECT
TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE RIGHT AND OPTION (HEREINAFTER CALLED THE "OPTION") TO PURCHASE ALL OR ANY PART OF THE TOTAL NUMBER OF OPTION SHARES INDICATED IN THE GENERAL OPTION INFORMATION ABOVE (SUCH NUMBER BEING SUBJECT TO ADJUSTMENT AS PROVIDED IN SECTION 7 OF THIS AGREEMENT AND REFERRED TO IN THIS AGREEMENT AS THE "OPTION SHARES"). THE OPTION IS INTENDED TO QUALIFY AS AN "INCENTIVE STOCK OPTION" WITHIN THE MEANING OF SECTION 422A OF THE CODE.

        2. PURCHASE PRICE. THE PURCHASE PRICE OF THE OPTION SHARES SHALL BE THE OPTION EXERCISE PRICE INDICATED IN THE GENERAL OPTION INFORMATION ABOVE, WHICH PRICE HAS BEEN DETERMINED BY THE STOCK OPTION COMMITTEE (THE "COMMITTEE") APPOINTED BY THE BOARD OF DIRECTORS TO BE NOT LESS THAN THE FAIR MARKET VALUE OF SAID SHARES AS OF THE DATE OF GRANT.

        3. TERMS OF OPTION. THE OPTION SHALL EXPIRE ON THE OPTION EXPIRATION DATE, AND SHALL NOT BE EXERCISABLE ON OR AFTER THAT DATE, SUBJECT TO EARLIER TERMINATION AS PROVIDED IN SECTIONS 5, 6, AND 7 HEREOF, OR WHEN ALL OF THE OPTION SHARES HAVE BEEN ACQUIRED. SUBJECT TO THE PROVISIONS OF SECTION 8, THE OPTION SHALL BECOME EXERCISABLE AS INDICATED IN THE EXERCISE SCHEDULE IN THE GENERAL OPTION INFORMATION SECTION ABOVE. FRACTIONAL SHARES SHALL BE ROUNDED TO THE NEAREST WHOLE SHARE. THE OPTION MY BE EXERCISED AS TO ANY OR ALL OF THE AVAILABLE OPTION SHARES; PROVIDED, HOWEVER, THAT IF THE OPTION IS EXERCISED FOR FEWER THAN ALL OF THE AVAILABLE OPTION SHARES, IT CAN-NOT BE EXERCISED FOR LESS THAN TWENTY PERCENT (2O%) OF THE OPTION SHARES. THE PURCHASE PRICE OF THE SHARES AS TO WHICH THE OPTION SHALL BE EXERCISED SHALL BE PAID IN FULL AT TIME OF EXERCISE AS PROVIDED IN SECTION 8. EXCEPT AS PROVIDED IN SECTIONS 5 AND 6 HEREOF, THE OPTION MAY NOT BE EXERCISED AT ANY TIME UNLESS THE EMPLOYEE IS THEN IN THE SERVICE OF THE COMPANY AND SHALL HAVE BEEN CONTINUOUSLY EMPLOYED BY THE COMPANY OR A SUBSIDIARY SINCE THE DATE OF GRANT. THE EMPLOYEE SHALL NOT HAVE ANY OF THE RIGHTS OF A SHAREHOLDER WITH RESPECT TO THE OPTION SHARES AS TO WHICH THERE HAS BEEN NO EXERCISE OF THE OPTION.

        4. NONTRANSFERABILITY. THE OPTION SHALL NOT BE TRANSFERABLE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION, AND THE OPTION MAY BE EXERCISED, DURING THE LIFETIME OF THE EMPLOYEE, ONLY BY THE EMPLOYEE. MORE PARTICULARLY (BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING), THE OPTION MAY NOT BE ASSIGNED, TRANSFERRED (EXCEPT AS PROVIDED ABOVE), PLEDGED OR HYPOTHECATED IN ANY WAY, SHALL NOT BE ASSIGNABLE BY OPERATION OF LAW AND SHALL NOT BE SUBJECT TO EXECUTION, ATTACHMENT OR SIMILAR PROCESS. ANY ATTEMPTED ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE OPTION CONTRARY TO THE PROVISIONS HEREOF, AND THE LEVY OF ANY EXECUTION, ATTACHMENT OR SIMILAR PROCESS UPON THE OPTION, SHALL BE NULL AND VOID AND WITHOUT EFFECT.

        5. TERMINATION OF EMPLOYMENT. EXCEPT AS PROVIDED IN SECTION 6, IN THE EVENT THAT THE EMPLOYEE'S EMPLOYMENT WITH THE COMPANY AND


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ITS SUBSIDIARIES IS TERMINATED FOR ANY REASON, WITH OR WITHOUT CAUSE, AND
WHETHER AT THE INITIATIVE OF THE EMPLOYEE OR THE COMPANY, THE OPTION MAY BE EXERCISED BY THE EMPLOYEE, TO THE EXTENT THAT THE EMPLOYEE SHALL HAVE BEEN ENTITLED TO DO SO AT THE DATE OF SUCH TERMINATION, AT ANY TIME WITHIN THIRTY
(30) DAYS AFTER SUCH TERMINATION, BUT NOT ON OR AFTER THE OPTION EXPIRATION DATE, ON WHICH DATE THE OPTION SHALL TERMINATE. NOTHING IN THIS AGREEMENT SHALL CONFER UPON THE EMPLOYEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY OR ANY SUCH SUBSIDIARY TO TERMINATE THE EMPLOYEE'S EMPLOYMENT AT ANY TIME.

        6. DEATH OR DISABILITY OF EMPLOYEE. IF PRIOR TO THE OPTION EXPIRATION DATE THE EMPLOYEE SHALL DIE OR BECAME DISABLED WHILE EMPLOYED BY THE COMPANY OR ONE OR MORE OF ITS SUBSIDIARIES OR WITHIN THIRTY (30) DAYS AFTER THE TERMINATION OF SUCH EMPLOYMENT, THE OPTION MAY BE EXERCISED (TO THE EXTENT THAT THE EMPLOYEE SHALL HAVE BEEN ENTITLED TO DO SO AT THE DATE OF THE EMPLOYEE'S DEATH OR DISABILITY) BY THE EMPLOYEE (OR BY THE EMPLOYEE'S PERSONAL REPRESENTATIVES, HEIRS OR LEGATEES) AT ANY TIME WITHIN ONE (1) YEAR AFTER HIS DEATH OR DISABILITY, BUT NOT ON OR AFTER THE OPTION EXPIRATION DATE, ON WHICH DATE THE OPTION SHALL TERMINATE. FOR PURPOSES OF THIS AGREEMENT, "DISABILITY" SHALL BE DEFINED AS THOSE CONDITIONS DESCRIBED IN CODE SECTION 22(e)(3), AND SUCH OTHER CONDITIONS AS THE COMMITTEE MAY REASONABLY DETERMINE CONSTITUTE A DISABILITY.

        7. ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE.

                1. STOCK SPLITS AND LIKE EVENTS. IF A STOCK DIVIDEND, STOCK SPLIT OR REVERSE STOCK SPLIT, OR RECLASSIFICATION WERE TO OCCUR, THEN THE AGGREGATE NUMBER AND/OR CLASS OF SHARES SUBJECT TO THIS OPTION AND THE EXERCISE PRICE PRIOR TO SUCH OCCURRENCE SHALL BE APPROPRIATELY ADJUSTED BY THE COMMITTEE IN ACCORDANCE WITH THE TERMS OF THE PLAN, AND SUCH ADJUSTMENT SHALL BE CONCLUSIVE. SUCH ADJUSTMENT SHALL HAVE THE RESULT THAT IF THE EMPLOYEE WERE TO EXERCISE A PORTION OF THE OPTION SUBSEQUENT TO SUCH OCCURRENCE, THEN EMPLOYEE SHALL PAY THE SAME AGGREGATE EXERCISE PRICE TO EXERCISE SUCH PORTION OF THE OPTION AND SHALL THEN HOLD THE SAME CLASS AND AGGREGATE NUMBER OF SHARES AS IF THE EMPLOYEE HAD EXERCISED SUCH PORTION OF THE OPTION IMMEDIATELY PRIOR TO SUCH OCCURRENCE.

                2. RECAPITALIZATION. IN THE EVENT OF (A) A DISSOLUTION, LIQUIDATION, OR SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY, OR (B) A MERGER OR CONSOLIDATION IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY, OR (C) A MERGER IN WHICH THE COMPANY IS THE SURVIVING ENTITY BUT THE SHARES OF THE COMPANY'S COMMON STOCK OUTSTANDING IMMEDIATELY PRECEDING THE MERGER ARE CONVERTED BY VIRTUE OF THE MERGER INTO OTHER SECURITIES, CASH, OR OTHER PROPERTY, THEN, AT THE SOLE DISCRETION OF THE BOARD AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE OPTION:

        (1) shall terminate upon such event and may be exercised prior thereto only to the extent the Option was then exercisable; or

        (2) shall terminate upon such event, or such date prior to the consummation of the event as the Board may determine, but shall become fully exercisable as to all shares upon the consummation of such event or on such date determined by the Board; or

        (3) shall continue in full force and effect and, if applicable, the surviving entity shall assume the Option and/or shall substitute a similar option for the Option; or

        (4) shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other similar agreement.

        8. METHOD OF EXERCISING OPTION; INVESTMENT REPRESENTATION. SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE OPTION MAY BE EXERCISED BY WRITTEN NOTICE TO THE COMPANY AT ITS MAIN OFFICE. SUCH NOTICE SHALL BE IN A FORM REASONABLY SATISFACTORY TO THE COMPANY AND SHALL STATE THE ELECTION TO EXERCISE THE OPTION AND THE NUMBER OF SHARES IN RESPECT OF WHICH IT IS BEING EXERCISED AND SHALL BE SIGNED BY THE PERSON OR PERSONS SO EXERCISING THE OPTION. SUCH NOTICE SHALL BE ACCOMPANIED BY PAYMENT OF THE FULL PURCHASE PRICE OF SUCH SHARES IN CASH OR BY CHECK. THE COMPANY SHALL DELIVER A CERTIFICATE OR CERTIFICATES REPRESENTING SUCH SHARES AS SOON AS PRACTICABLE AFTER THE NOTICE SHALL BE RECEIVED. THE CERTIFICATE OR CERTIFICATES FOR THE SHARES AS TO WHICH THE OPTION SHALL HAVE BEEN SO EXERCISED SHALL BE REGISTERED IN THE NAME OF THE EMPLOYEE AND SHALL BE DELIVERED AS PROVIDED ABOVE TO OR UPON THE WRITTEN ORDER OF THE PERSON OR PERSONS EXERCISING THE OPTION. IN THE EVENT THE OPTION SHALL BE EXERCISED PURSUANT TO SECTION 6 HEREOF AFTER THE DEATH OF THE EMPLOYEE, SUCH NOTICE SHALL BE ACCOMPANIED BY APPROPRIATE PROOF OF THE RIGHT OF SUCH PERSON OR PERSONS TO EXERCISE THE OPTION. ALL SHARES PURCHASED UPON THE EXERCISE OF THE OPTION AS PROVIDED HEREIN SHALL BE FULLY PAID AND NONASSESSABLE.

                The shares purchasable upon the exercise of options granted under the Plan have not been registered under the Federal Securities Act of 1933 (the "Act"), or qualified under the California Corporate Securities Law of 1968 (the "Law"). Therefore, unless the Option Shares are so registered and qualified prior to Employee acquiring them by exercising the Option, the Option Shares shall be subject to the following restrictions and all certificates representing the Option Shares shall bear conspicuous legends containing said restrictions:

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") IN RELIANCE IN PART ON THE EXEMPTION PROVIDED BY RULE 701, OR QUALIFIED UNDER THE CALIFORNIA CORPORATE

                SECURITIES LAW OF 1968 (THE "LAW"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND CONSTITUTE RESTRICTED SECURITIES FOR PURPOSES OF RULE 144. NEITHER SAID SHARES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND QUALIFICATION UNDER THE LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED AS TO SAID TRANSFER, SALE OR OFFER.

                Until registration of the Option Shares under the Act and qualification under the Law, the notice of exercise shall require the Employee to represent that the Employee is acquiring the Option Shares for the Employee's own account, for investment, and not for purposes of resale or distribution and each subsequent purchaser shall be required to so represent until such registration. The Company may prohibit any sale or transfer of any interest in the Option Shares by a person so representing for one year (or such longer time as the Company reasonably deems appropriate) if such person cannot demonstrate to the satisfaction of the Company that such sale or transfer was occasioned by circumstances which had changed from the date such person made such representation and that such representation was therefore truthful when made.

        9. DISPOSITION OF SHARES. THE EMPLOYEE AGREES TO NOTIFY THE COMPANY IN WRITING OF ANY SALE OR TRANSFER OF ANY OPTION SHARES WHICH TAKES PLACE EITHER WITHIN TWO YEARS FROM THE DATE OF GRANT OR WITHIN ONE YEAR FROM THE ISSUANCE OF OPTION SHARES TO THE EMPLOYEE PURSUANT TO EXERCISE OF THE OPTION. SUCH NOTICE SHALL BE GIVEN TO THE COMPANY WITHIN TEN (10) DAYS OF THE SALE OR TRANSFER AND SHALL SET FORTH THE PRICE AND TERMS OF ANY SUCH SALE OR TRANSFER.

        10. RIGHT OF FIRST REFUSAL.

                1. INITIATION OF RIGHT OF FIRST REFUSAL. UNTIL A PUBLIC OFFERING OF THE COMPANY'S COMMON STOCK HAS OCCURRED WITH PROCEEDS TO THE COMPANY OF AT LEAST TEN MILLION DOLLARS ($10,000,000) AND A PER SHARE PRICE VALUING THE COMPANY'S TOTAL OUTSTANDING COMMON STOCK AT AT LEAST FORTY-FIVE MILLION DOLLARS ($45,000,000), THE EMPLOYEE (WHICH FOR PURPOSES OF THIS SECTION 10 SHALL INCLUDE THE EMPLOYEE'S HEIRS, EXECUTORS, ADMINISTRATORS AND TRANSFEREES, AND SHALL BE REFERRED TO AS THE "SHAREHOLDER") SHALL NOT SELL PLEDGE, ASSIGN, OR OTHERWISE TRANSFER ANY OF THE SHAREHOLDER'S INTEREST IN ANY OF THE OPTION SHARES ACQUIRED UPON EXERCISE OF THE OPTION WITHOUT FIRST OFFERING TO THE COMPANY OR ITS DESIGNEES THE RIGHT AND OPTION TO PURCHASE SAID SHARES AS PROVIDED HEREINAFTER IN THIS SECTION 10 (THE "RIGHT OF FIRST REFUSAL"). NOTWITHSTANDING THE ABOVE, THE EMPLOYEE MAY SELL OR TRANSFER ANY INTEREST IN ANY OF SAID OPTION SHARES TO THE EMPLOYEE'S SPOUSE OR CHILDREN, OR TO A TRUSTEE OR CUSTODIAN FOR THE BENEFIT OF THE EMPLOYEE OR EMPLOYEE'S SPOUSE OR CHILDREN (COLLECTIVELY,

"PERMITTED TRANSFEREES") WITHOUT FIRST OFFERING SAID OPTION SHARES TO THE COMPANY OR ITS DESIGNEES, PROVIDED SUCH BUYER OR TRANSFEREE AGREES IN WRITING TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THIS SECTION 10 AND SECTION 8 OF THIS AGREEMENT.

                In the event of a pledge or other hypothecation of the Option Shares, or the granting of any option or other right to purchase the Option Shares, then the Right of First Refusal shall come into existence at the time of any sale or transfer of ownership of the Option Shares pursuant to the foreclosure under such pledge or hypothecation or exercise of such option or right, as the case may be; provided, however, that Employee may not pledge or hypothecate the Option Shares or grant an option or right to purchase the Option Shares unless the pledge holder or option or right holder, as the case may be, agrees in writing at the time of the pledge or grant of the option or right to be bound by the Right of First Refusal as contained in this Section 10 and to cause any proposed assignee or transferee of such pledge or right or option to execute and deliver to the Company a similar writing prior to such assignment or transfer.

                2. MECHANICS. ANY SHAREHOLDER DESIRING TO SELL ANY OR ALL OF THE OPTION SHARES DURING SUCH TIME PERIOD SHALL GIVE WRITTEN NOTICE TO THE COMPANY OF THE SHAREHOLDER'S BONA FIDE INTENTION TO SELL THE OPTION SHARES PURSUANT TO A BONA FIDE WRITTEN OFFER OF A THIRD PARTY OTHER THAN THE COMPANY (THE "PROPOSED PURCHASER"). THE NOTICE SHALL INCLUDE A PHOTOCOPY OF SUCH WRITTEN OFFER WHICH SHALL SPECIFY THE IDENTITY OF THE PROPOSED PURCHASER, THE NUMBER OF SUCH OPTION SHARES PROPOSED TO BE SOLD (HEREINAFTER THE "OFFERED SHARES"), AND THE PRICE AND PAYMENT TERMS OF THE PROPOSED OFFER TO BUY THE OFFERED SHARES. THE PAYMENT TERMS OF THE PROPOSED PURCHASER TO THE SHAREHOLDER (AND OF THE SHAREHOLDER TO THE COMPANY) MUST BE CASH, CASH EQUIVALENT (A CERTIFICATE OF DEPOSIT, SHARES OF STOCK IN A PUBLICLY TRADED COMPANY, AND THE LIKE), OR A PROMISSORY NOTE OF THE PROPOSED PURCHASER PAYABLE ON date(s) SPECIFIED BY PASSAGE OF TIME. THE COMPANY OR ITS DESIGNEES SHALL HAVE THE RIGHT AND OPTION TO PURCHASE THE OFFERED SHARES, AT THE PRICE AND ON THE PAYMENT TERMS SPECIFIED IN THE SHAREHOLDER'S NOTICE, FOR A PERIOD OF SIXTY (60) DAYS FROM RECEIPT OF SAID NOTICE FROM THE SHAREHOLDER. THAT IS, SUCH NOTICE BY THE SHAREHOLDER CONSTITUTES AN IRREVOCABLE OFFER BY THE SHAREHOLDER TO SELL THE OFFERED SHARES TO THE COMPANY OR ITS DESIGNEES AT THE PRICE AND PAYMENT TERMS SPECIFIED IN SUCH NOTICE FOR SIXTY (60) DAYS FROM THE COMPANY'S RECEIPT OF SUCH NOTICE.

                The Company shall exercise its option by giving written notice (the "Original Notice") to the Shareholder stating that it is exercising its option. The Company may not exercise the option as to fewer than all of the Offered Shares. The Shareholder shall deliver certificates representing the Offered Shares purchased by the Company or its designees against payment for the account of the Shareholder of the purchase price in compliance with the terms of the bona fide offer within thirty (30) days of the option exercise notice.

                In the event both the Company and its designees fail to exercise their option as provided in this section, the Offered Shares may be sold by the Shareholder to the Proposed Purchaser within a period of sixty (60) days following the end of the Company's sixty (60)-day option period specified above, provided that (1) such sale is made at a price and on terms no more favorable to the Proposed Purchaser than those made available to the Company and its designees under this section, (2) the Proposed Purchaser delivers a written undertaking to the Company to be bound by the restrictions on the Option Shares set forth in this Section 10 and Section 8 of this Agreement, and (3) the Company receives an opinion of counsel reasonably satisfactory to it that the sale to the Proposed Purchaser complies with applicable federal and state corporate securities laws.

                Upon receipt of a writing from Shareholder and Proposed Purchaser that the foregoing conditions have been satisfied and the purchase price paid to the Shareholder by the Proposed Purchasers, the Company shall transfer the ownership of record to the Proposed Purchaser (and reissue the certificate).

                If within this sixty (60)-day period the Shareholder does not enter into an agreement for such a sale of Offered Shares to the Proposed Purchaser which is consummated within thirty (30) days of the execution thereof, the Right of First Refusal shall be revived as to the Offered Shares which shall not be sold or transferred unless the Shareholder first offers the Company the right and option to repurchase all such Option Shares in accordance with this Section.

                Any transfer or purported transfer of the Option Shares or any interest therein shall be null and void unless the terms and conditions of this
Section 10 are strictly observed and followed, or such terms and conditions are waived by the Company's Board of Directors.

                In addition to the other legends described in this Agreement, all certificates representing the Option Shares shall bear the following legend:

                THESE SHARES ARE ALSO SUBJECT TO CERTAIN TRANSFER RESTRICTIONS, INCLUDING A RIGHT OF FIRST REFUSAL, AS SET FORTH IN AN INCENTIVE STOCK OPTION AGREEMENT ON FILE WITH THE SECRETARY.

        11. NOTICES. ANY NOTICE REQUIRED TO BE GIVEN PURSUANT TO THIS AGREEMENT SHALL BE DEEMED EFFECTIVELY GIVEN (i) TO THE COMPANY UPON PERSONAL DELIVERY TO THE COMPANY'S PRESIDENT, OR THREE (3) DAYS AFTER IT IS DEPOSITED IN THE U.S. MAIL, BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID AND ADDRESSED TO THE COMPANY AT IT PRINCIPAL EXECUTIVE OFFICE, ATTENTION: PRESIDENT, AND (ii) TO THE EMPLOYEE UPON PERSONAL DELIVERY OR THREE (3) DAYS AFTER IT IS DEPOSITED IN THE U.S. MAIL, BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID AND ADDRESSED TO THE EMPLOYEE AT HIS ADDRESS APPEARING IN THE GENERAL OPTION INFORMATION

SECTION OF THIS AGREEMENT. EITHER PARTY MAY DESIGNATE ANOTHER ADDRESS FOR PURPOSES OF RECEIVING NOTICES UNDER THIS AGREEMENT BY GIVING WRITTEN NOTICE TO THE OTHER PARTY OF SUCH NEW ADDRESS IN ACCORDANCE WITH THIS SECTION.

        12. DELIVERY OF PLAN. THE EMPLOYEE ACKNOWLEDGES THAT THE EMPLOYEE HAS RECEIVED FROM THE COMPANY A COPY OF THE PLAN PURSUANT TO WHICH THIS AGREEMENT IS MADE AND ENTERED INTO.

        13. TAX ADVICE. THE EMPLOYEE REPRESENTS THAT HE HAS NOT RELIED UPON ANY TAX ADVICE FROM THE COMPANY OR ITS COUNSEL WITH RESPECT TO THIS AGREEMENT.

        14. CONFIDENTIALITY AND FINANCIAL INFORMATION.

                1. CONFIDENTIALITY. THE COMPANY HAS A GENERAL POLICY OF MAINTAINING THE CONFIDENTIALITY OF CERTAIN CORPORATE RECORDS. THE EMPLOYEE SHALL BE SUBJECT TO SUCH POLICY AND ALL CERTIFICATES REPRESENTING THE OPTION SHARES SHALL BEAR THE FOLLOWING LEGEND:

                THE HOLDER OF RECORD OF THESE SHARES, AND SUCH HOLDER'S AGENTS AND ATTORNEYS, MAY BE REQUIRED TO EXECUTE NONDISCLOSURE STATEMENTS PRIOR TO BEING PERMITTED TO INSPECT CERTAIN RECORDS OF THE COMPANY.

                2. FINANCIAL INFORMATION. WHENEVER THE COMPANY PROVIDES FINANCIAL STATEMENTS, WHETHER AUDITED OR UNAUDITED, TO ALL OF ITS SHAREHOLDERS AS A GROUP, THE COMPANY SHALL CONCURRENTLY PROVIDE THE EMPLOYEE WITH A COPY OF SUCH FINANCIAL STATEMENTS. NOTWITHSTANDING THE FOREGOING, THE COMPANY SHALL PROVIDE THE EMPLOYEE AT THE END OF ITS FISCAL YEAR WITH A COPY OF ITS FINANCIAL STATEMENTS, EITHER AUDITED OR UNAUDITED, FOR SUCH FISCAL YEAR, WITHIN NINETY
(90) DAYS AFTER THE END OF SUCH FISCAL YEAR, IF THIS OPTION IS THEN STILL IN EFFECT.

                The Employee acknowledges that such financial statements are confidential information of the Company and are being provided solely in order to assist Employee in the decision of whether and when to exercise the Option. The Employee agrees (1) to maintain the confidentiality of all such financial statements and not to disclose the contents of such financial statements to any third party without the prior written consent of an officer of the Company and
(2) not to use such financial statements for any other purpose.

Authorized Signatures

        In order to bind the parties to the terms and conditions of this Incentive Stock Option Agreement, the parties or their duly authorized representatives have signed their names below.

GAMMA PRECISION TECHNOLOGY, INC. EMPLOYEE


By:_______________________               _________________________
   President                             Signature

                                                            INITIAL OPTION GRANT

                       GASONICS INTERNATIONAL CORPORATION
                        AUTOMATIC STOCK OPTION AGREEMENT
                        --------------------------------

RECITALS
--------

        A. The Corporation has approved an automatic option grant program under the 1994 Stock Option/Stock Issuance Plan (the "Plan"), pursuant to which special option grants are to be made to eligible members of the Corporation's Board of Directors (the "Board") at specified intervals over their period of Board service in order to encourage such individuals to remain in the Corporation's service.

        B. Optionee is an eligible Board member and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under the Plan.

        C. The granted option is intended to be a non-statutory option which does NOT meet the requirements of Section 422 of the Internal Revenue Code and is designed to provide Optionee with a meaningful incentive to continue to serve as a member of the Board.

                NOW, THEREFORE, it is hereby agreed as follows:

                1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Exercise Price") specified in the Grant Notice.

                2. OPTION TERM. This option shall have a maximum term of ten
(10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated under Paragraph 5, 7 or 8.

                3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 8.b, shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

                4. EXERCISABILITY. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5, 7 or 8.

                5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

                        a. Should the Optionee cease to serve as a Board member for any reason (other than death or permanent disability) prior to the fourth anniversary of the Grant Date, then the Optionee shall have a period of twelve (12) months measured from the date of such cessation of Board service (the "Post-Service Exercise Period") in which to exercise this option for any or all of the Option Shares for which the option is exercisable at the time of such cessation of Board service. In addition, the option shall become exercisable for an additional twenty-five percent (25%) of the Option Shares on the next anniversary of the Grant Date following the Optionee's cessation of Board service and shall remain so exercisable until the expiration date of the Post-Service Exercise Period.

                        b. Should the Optionee cease Board service for any reason on or after the fourth anniversary of the Grant Date, then the Optionee may at any time during the Post-Service Exercise Period exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Board service.

                        c. This option shall, immediately upon the Optionee's cessation of Board service for any reason (other than death or permanent disability), terminate and cease to be outstanding with respect to any and all Option Shares for which this option is not otherwise at that time exercisable or for which it is not otherwise to become exercisable in accordance with clause a. of this Paragraph 5.

                        d. Should the Optionee die after his or her cessation of Board service but while this option still remains outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have the remainder of the Post-Service Exercise Period in which to exercise this option in accordance with the parameters established for the Optionee in clauses a. through c. of this Paragraph 5.

                                       2.

                        e. Should Optionee cease to serve as a Board member by reason of death or permanent disability while this option remains outstanding, then this option shall immediately accelerate and become exercisable for all of the Option Shares at the time subject to this option, and the Optionee (or the personal representative of the Optionee's estate or by the person or persons to whom this option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise this option for any or all of those Option Shares.

                        f. In no event shall this option remain exercisable after the specified Expiration Date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under this Paragraph 5 or (if earlier) upon the expiration of the ten
        (10)-year option term, this option shall terminate and cease to be outstanding with respect to any vested Option Shares for which this option has not otherwise been exercised.

                        g. Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
        (12) months or more.

                6. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting such Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Exercise Price shall remain the same.

                7. CORPORATE TRANSACTION.

                        a. In the event of any of the following
stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

                        a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

                        b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or



                                       3.

                        c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, this option, to the extent outstanding at such time but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                b. If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Optionee, in consummation of such Corporate Transaction, had this option been exercised option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share; provided, however, the aggregate Exercise Price payable for such securities shall remain the same.

                8. CHANGE IN CONTROL/HOSTILE TAKEOVER.

                a. In the event of a Change in Control (as defined below), the exercisability of this option, to the extent outstanding at such time but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully-vested shares of Common Stock. This option shall remain exercisable for such fully-vested Option Shares until the EARLIEST to occur of (i) the specified Expiration Date of the option term, (ii) the sooner termination of this option in accordance with Paragraph 5 or 7 or (iii) the surrender of this option under Paragraph 8.b.

                b. Provided this option has been outstanding for at least six
(6) months prior to the occurrence of a Hostile Take-Over (as defined below), Optionee shall have an unconditional right (exercisable during the thirty
(30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Option Shares at the time subject to the surrendered option (whether or not this option is at the time exercisable for those Option Shares) over (ii) the aggregate Exercise Price payable for such shares.



                                       4.

                To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. However, should this option be surrendered for only a portion of the Option Shares at the time subject to the option, a new stock option agreement (substantially in the form of this Agreement) shall be issued by the Corporation for the balance of the Option Shares for which this option is not surrendered.

                This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

                c. DEFINITIONS: For purposes of this Agreement, the following definitions shall be in effect:

                A CHANGE IN CONTROL shall be deemed to occur in the event:

                        - any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                        - there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                A HOSTILE TAKE-OVER shall be deemed to occur in the event (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities



                                       5.

possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept AND (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

                The TAKE-OVER PRICE per share shall be deemed to be equal to the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over, as determined in accordance with the valuation provisions of Paragraph 9.b, or
(ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

                9. MANNER OF EXERCISING OPTION

                        a. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                        (1) Execute and deliver to the Corporation an exercise notice ("Notice of Exercise") for the Option Shares for which the option is exercised.

                        (2) Pay the aggregate Exercise Price for the purchased shares in one of the following alternative forms:

                            (a) full payment in cash or check made payable to
                the Corporation's order;

                            (b) full payment in shares of Common Stock held by
                Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as defined below);

                            (c) full payment in a combination of shares of
                Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                            (d) full payment effected through a broker-dealer
                sale and remittance procedure pursuant to which Optionee shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the shares purchased under



                                       6.

                the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares and
                (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                        (3) Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than Optionee.

                b. For purposes of subparagraph 9.a. above and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                        (1) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                        (2) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                c. The Exercise Date shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option, payment of the Exercise Price for the purchased shares must accompany such notice.

                d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares.

                e. In no event may this option be exercised for any fractional share.



                                       7.

                10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Exercise Price for the purchased shares.

                11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

                12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

                13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

                14. DISCHARGE OF LIABILITY. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

                15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 2730 Junction Avenue, San Jose, CA 95134. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the automatic option grant provisions of Article Three of the Plan. The interpretation, performance and enforcement of this Agreement



                                       8.

shall be governed by the laws of the State of California without resort to that State's conflict-of-laws provisions.

                17. STOCKHOLDER APPROVAL. This option may not be exercised in whole or in part at any time prior to the approval of the July 19, 1995 restatement of the Plan by the Corporation's stockholders. Should such stockholder approval not be obtained at the 1996 Annual Stockholders Meeting, this option shall terminate and cease to remain outstanding without ever becoming exercisable for any of the Option Shares.



                                       9.

                                    EXHIBIT I
                                    ---------

                              NOTICE OF EXERCISE OF
                             AUTOMATIC STOCK OPTION
                             ----------------------

                I hereby notify GaSonics International Corporation (the "Corporation") that I elect to purchase _______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $ ______ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1994 Stock Option/Stock Issuance Plan on _______________ to purchase up to __ shares of the Corporation's Common Stock.

                Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares.



------------------------               -----------------------------------------
Date                                Optionee

                                       Address:
                                                --------------------------------

                                       -----------------------------------------

Print name in exact manner
it is to appear on the
stock certificate:                     -----------------------------------------


Address to which certificate
is to be sent, if different
from address above:                    -----------------------------------------

                                       -----------------------------------------
Social Security Number:
                                       -----------------------------------------

                                                             ANNUAL OPTION GRANT

                       GASONICS INTERNATIONAL CORPORATION
                        AUTOMATIC STOCK OPTION AGREEMENT
                        --------------------------------

RECITALS
--------

        A. The Corporation has approved an automatic option grant program under the 1994 Stock Option/Stock Issuance Plan (the "Plan"), pursuant to which special option grants are to be made to eligible members of the Corporation's Board of Directors (the "Board") at specified intervals over their period of Board service in order to encourage such individuals to remain in the Corporation's service.

        B. Optionee is an eligible Board member and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under the Plan.

        C. The granted option is intended to be a non-statutory option which does NOT meet the requirements of Section 422 of the Internal Revenue Code and is designed to provide Optionee with a meaningful incentive to continue to serve as a member of the Board.

                NOW, THEREFORE, it is hereby agreed as follows:

                1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Exercise Price") specified in the Grant Notice.

                2. OPTION TERM. This option shall have a maximum term of ten
(10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated under Paragraph 5, 7 or 8.

                3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 8.b, shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

                4. EXERCISABILITY. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5, 7 or 8.

                5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

                        a. Should the Optionee cease to serve as a Board member for any reason (other than death or permanent disability) prior to the first anniversary of the Grant Date, then this option shall nevertheless become exercisable for all of the Option Shares on the first anniversary of the Grant Date and shall remain exercisable for any or all of those Option Shares until the expiration date of the twelve (12)-month period measured from the date of the Optionee's cessation of Board service.

                        b. Should the Optionee cease Board service on or after the first anniversary of the Grant Date, then the Optionee shall have a twelve (12)-month period measured from the date of such cessation of Board service (the "Post-Service Exercise Period") in which to exercise this option for any or all of the Option Shares at the time subject to this option.

                        c. Should the Optionee die after his or her cessation of Board service but while this option remains outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have the remainder of the applicable Post-Service Exercise Period in which to exercise this option in accordance with the parameters established for the Optionee in clauses a. and b. of this Paragraph 5.

                        d. Should Optionee cease to serve as a Board member by reason of death or permanent disability while this option remains outstanding, then this option shall immediately accelerate and become exercisable for all of the Option Shares at the time subject to this option, and the Optionee (or the personal representative of the Optionee's estate or by the person or persons to whom this option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise this option for any or all of those Option Shares.

                                       2.

                        e. In no event shall this option remain exercisable after the specified Expiration Date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under this Paragraph 5 or (if earlier) upon the expiration of the ten
        (10)-year option term, this option shall terminate and cease to be outstanding with respect to any vested Option Shares for which this option has not otherwise been exercised.

                        f. Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
        (12) months or more.

                6. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting such Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Exercise Price shall remain the same.

                7. CORPORATE TRANSACTION.

                        a. In the event of any of the following
stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

                        a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

                        b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                        c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, this option, to the extent outstanding at such time but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate



                                       3.

Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                b. If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Optionee, in consummation of such Corporate Transaction, had this option been exercised option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share; provided, however, the aggregate Exercise Price payable for such securities shall remain the same.

                8. CHANGE IN CONTROL/HOSTILE TAKEOVER.

                        a. In the event of a Change in Control (as defined below), the exercisability of this option, to the extent outstanding at such time but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully-vested shares of Common Stock. This option shall remain exercisable for such fully-vested Option Shares until the EARLIEST to occur of (i) the specified Expiration Date of the option term, (ii) the sooner termination of this option in accordance with Paragraph 5 or 7 or (iii) the surrender of this option under Paragraph 8.b.

                        b. Provided this option has been outstanding for at least six (6) months prior to the occurrence of a Hostile Take-Over (as defined below), Optionee shall have an unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Option Shares at the time subject to the surrendered option (whether or not this option is at the time exercisable for those Option Shares) over (ii) the aggregate Exercise Price payable for such shares.

                        To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. However, should this option be surrendered for only a portion of the Option Shares at the time subject to the option, a new stock option agreement (substantially



                                       4.

in the form of this Agreement) shall be issued by the Corporation for the balance of the Option Shares for which this option is not surrendered.

                This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

                c. DEFINITIONS: For purposes of this Agreement, the following definitions shall be in effect:

                A CHANGE IN CONTROL shall be deemed to occur in the event:

                        - any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                        - there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                        A HOSTILE TAKE-OVER shall be deemed to occur in the event (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept AND (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

                        The TAKE-OVER PRICE per share shall be deemed to be equal to the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over, as determined in accordance with the valuation provisions of Paragraph 9.b, or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.



                                       5.

                9. MANNER OF EXERCISING OPTION

                        a. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                        (1) Execute and deliver to the Corporation an exercise notice ("Notice of Exercise") for the Option Shares for which the option is exercised.

                        (2) Pay the aggregate Exercise Price for the purchased shares in one of the following alternative forms:

                            (a) full payment in cash or check made payable to
                the Corporation's order;

                            (b) full payment in shares of Common Stock held by
                Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as defined below);

                            (c) full payment in a combination of shares of
                Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                            (d) full payment effected through a broker-dealer
                sale and remittance procedure pursuant to which Optionee shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                        (3) Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than Optionee.

                b. For purposes of subparagraph 9.a. above and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:



                                       6.

                        (1) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                        (2) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                c. The Exercise Date shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option, payment of the Exercise Price for the purchased shares must accompany such notice.

                d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares.

                e. In no event may this option be exercised for any fractional share.

            10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Exercise Price for the purchased shares.

            11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

            12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all



                                       7.

applicable regulations of any securities exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

                13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

                14. DISCHARGE OF LIABILITY. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

                15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 2730 Junction Avenue, San Jose, CA 95134. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the automatic option grant provisions of Article Three of the Plan. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws provisions.

                17. STOCKHOLDER APPROVAL. This option may not be exercised in whole or in part at any time prior to the approval of the July 19, 1995 restatement of the Plan by the Corporation's stockholders. Should such stockholder approval not be obtained at the 1996 Annual Stockholders Meeting, this option shall terminate and cease to remain outstanding without ever becoming exercisable for any of the Option Shares.



                                       8.

                                    EXHIBIT I
                                    ---------

                              NOTICE OF EXERCISE OF
                             AUTOMATIC STOCK OPTION
                             ----------------------

                I hereby notify GaSonics International Corporation (the "Corporation") that I elect to purchase _____ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $_____ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1994 Stock Option/Stock Issuance Plan on __________ to purchase up to _____ shares of the Corporation's Common Stock.

                Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares.


------------------------               -----------------------------------------
Date                                Optionee

                                       Address:
                                                --------------------------------

                                       -----------------------------------------

Print name in exact manner
it is to appear on the
stock certificate:                     -----------------------------------------


Address to which certificate
is to be sent, if different
from address above:                    -----------------------------------------

                                       -----------------------------------------
Social Security Number:
                                       -----------------------------------------